The Prudential Series Fund

Supplement dated April 2, 2010 to Prospectus dated May 1, 2009

This Supplement sets forth certain changes to the Prospectus of The Prudential Series Fund (the Fund), dated May 1, 2009 (the Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference

I.	Pending Fund Reorganizations

Shareholders of the Target Funds listed below recently approved the reorganization of those Target Funds into the corresponding Acquiring Funds.  Pursuant to these reorganizations, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund and beneficial shareholders of a Target Fund would become beneficial shareholders of the corresponding Acquiring Fund. No sales charges will be imposed in connection with any reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization.  The completion of each reorganization transaction is subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the relevant reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.  The completion of one reorganization is not contingent upon the completion of any other reorganization.  The closings for these reorganizations are expected to take place after the close of business on April 30, 2010.

Target Fund	Acquiring Fund
SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio
SP Davis Value Portfolio	Value Portfolio
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio

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